UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 7, 2005

TRIO-TECH INTERNATIONAL

(Exact Name of Registrant as Specified in Its Charter)

California

(State or Other Jurisdiction of Incorporation)

1-14523	95-2086631

(Commission File Number)	(IRS Employer Identification No.)

14731 Califa Street, Van Nuys, California	91411

(Address of Principal Executive Offices)	(Zip Code)

(818) 787-7000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities

At a meeting held on May 2, 2005, the Board of Directors of Registrant (the “Company”) approved management’s recommendation to close on August 31, 2005 the Company’s wholly-owned subsidiary, Trio-Tech Ireland, which operates the testing facility in Dublin, Ireland. On July 7, 2005, the Company issued a press release announcing the closure of the testing facility. The Company took this action in order to eliminate the losses it has incurred in Trio-Tech Ireland and to enable the Company to focus on its testing operations in Southeast Asia.

The estimated total costs to be incurred in connection with the closure will be approximately $450,000. Of this total, the Company estimates that $350,000 will relate to one-time severance-related expenses and the remaining approximately $100,000 represents facilities-related expenses and write down of value of certain long-lived assets.

The Company plans to sell the property of this subsidiary at a later date but has not yet entered into any agreements with respect thereto. The Company is unable to estimate a range of amounts for these and certain additional costs, charges and cash expenditures, all of which could have varied widely depending on the terms of any specific purchase and sale agreements and the successful execution of the exit strategy.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Forward Looking Statements. The statements in this Current Report on Form 8-K concerning current management’s expectations are “forward looking statements” within the meaning of Section 27A of the Securities and Exchange Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, that involve risks and uncertainties. Any statements contained herein (including, without limitation, statements to the effect that the Company or management “estimates,” “expects,” “intends,” “continues,” “may,” or “will” or statements concerning “potential” or variations thereof or comparable terminology or the negative thereof), that are not statements of historical fact should be construed as forward looking statements. There is no assurance that the transactions contemplated by the Agreement will be consummated. These forward-looking statements are based on our management’s current views and assumptions. The Company assumes no obligation to update the information herein or on the Company’s or its subsidiaries’ websites.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release of Trio-Tech International dated July 7, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trio-Tech International (Registrant)
By:	/s/ VICTOR H.M. TING
Victor H.M. Ting
Vice President and Chief Financial Officer (Principal Financial Officer)

Date July 12, 2005